UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2003

DARLING INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Commission File Number 000-24620

DELAWARE	36-2495346
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

251 O'CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS 75038
(Address of principal executive offices)

Registrant's telephone number, including area code:    972. 717.0300

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits
99.1	Press Release dated May 13, 2003, announcing the Company's financial results for the first fiscal quarter ended March 29, 2003.

Item 9 and 12.	Regulation FD Disclosure and Results of Operations and Financial Condition.
On May 13, 2003, Darling International Inc. (the "Company" or "Darling") issued a press release announcing financial results for the first fiscal quarter ended March 29, 2003. The information contained in the press release filed as Exhibit 99.1 to this report is furnished pursuant to Regulation FD and Item 12.

Exhibit 99.1 contains forward-looking statements regarding the business operations of Darling. These statements are identified by words such as "may," "will," "expect," "believe," "intend," "anticipate," "should", "estimate," continue," and other words referring to events to occur in the future. These statements reflect Darling's current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties, including business and economic conditions in its existing markets and its ability to negotiate satisfactory ongoing arrangements with its senior lenders. Other risks and uncertainties regarding Darling, the industry in which it operates and the implementation of its business strategy are described in Darling's Form 10-Qs, the most recent filed May 13, 2003; Form 10-K filed March 26, 2003; and Darling's Proxy Statement filed April 17, 2003. Darling undertakes no obligation to update any forward-looking statements made in the press release attached as Exhibit 99.1

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INTERNATIONAL INC.

Date: May 13, 2003	By: /s/ John O. Muse John O. Muse Executive Vice President Finance and Administration